Exhibit 10.1

INCREMENTAL AMENDMENT dated as of October 25, 2016 (this “Amendment”), among SURGICAL CARE AFFILIATES, INC., a Delaware corporation (the “Borrower”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as Administrative Agent under the Credit Agreement referred to below (the “Administrative Agent”), to the CREDIT AGREEMENT dated as of March 17, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto and JPMorgan, as Administrative Agent, Swing Line Lender and L/C Issuer.

A. Pursuant to the Credit Agreement, the Term Lenders made to the Borrowers the Initial Term Loans (such term and each other capitalized term used but not defined herein shall have the meaning set forth in the Credit Agreement) on the Closing Date.

B. Pursuant to Section 2.14 of the Credit Agreement, the Borrower has requested that the Incremental Lenders (as defined below) provide Incremental Term Loans (as defined below) to the Borrower under the Credit Agreement in an aggregate principal amount equal to $643,250,000. The proceeds of the Incremental Term Loans will be used to prepay in full the Existing Initial Term Loans (as defined below) and all accrued and unpaid interest thereon, as well as the Amendment Transaction Costs (as defined below).

C. The Incremental Lenders are willing to provide the Incremental Term Loans to the Borrower pursuant to the terms and subject to the conditions set forth herein.

D. JPMorgan will act as exclusive lead arranger and bookrunner in respect of the Incremental Term Loans specified herein (in such capacity, the “Arranger”) and TPG Capital BD, LLC will act as exclusive co-manager in respect of the aggregate principal amount of Incremental Term Loans specified herein that exceeds the aggregate principal amount of Existing Initial Term Loans.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. As used in this Amendment, the following terms have the meanings specified below:

“Amendment Transaction Costs” means all fees, costs and expenses incurred or payable by the Borrower in connection with the Amendment Transactions.

“Amendment Transactions” means (a) the execution and delivery of this Amendment by each Person party hereto, the satisfaction and/or waiver of the conditions to the effectiveness hereof and the consummation of the transactions contemplated hereby (including the amendment of the Credit Agreement and the borrowing of the Incremental Term Loans), (b) the prepayment in full of the outstanding principal amount of the Existing Initial Term Loans, together with any accrued but unpaid interest and fees thereon, and (c) the payment of Amendment Transaction Costs.

“Incremental Lenders” means the Persons listed on Schedule 1 hereto and their respective successors and assigns as permitted under the Credit Agreement.

“Incremental Term Commitment” means, with respect to each Incremental Lender, the commitment of such Incremental Lender to make an Incremental Term Loan hereunder on the Incremental Term Effective Date, expressed as an amount representing the maximum principal amount of the Incremental Term Loans to be made by such Incremental Lender hereunder, as set forth on Schedule 1 hereto. The aggregate principal amount of the Incremental Term Commitments of all Incremental Lenders as of the date of this Amendment is $643,250,000.

“Incremental Term Effective Date” means the date on which all the conditions set forth or referred to in Section 4 hereof shall have been satisfied (or waived pursuant to the terms of the Credit Agreement by each of the Incremental Lenders).

“Incremental Term Loan” means a loan made by an Incremental Lender pursuant to Section 2(a) hereof.

“Existing Initial Term Loans” means the Initial Term Loans outstanding immediately prior to the effectiveness of this Amendment.

SECTION 2. Commitment; Use of Proceeds. (a) Subject to the terms and conditions set forth herein and in the Credit Agreement (including Section 2.02 thereof), each Incremental Lender severally agrees to make to the Borrower an Incremental Term Loan in a single loan on the Incremental Term Effective Date in a principal amount not exceeding such Incremental Lender’s Incremental Term Commitment. Unless previously terminated, the Incremental Term Commitments shall terminate at 5:00 p.m., New York City time, on the date of initial funding of the Incremental Term Loans.

(b) Amounts borrowed under this Section 2 and repaid or prepaid may not be reborrowed. Incremental Term Loans may be Base Rate Loans or LIBOR Loans, as further provided in the Credit Agreement.

(c) The Borrower shall use the proceeds of the Incremental Term Loans to prepay in full, on the Incremental Term Effective Date, the outstanding principal amount of the Existing Initial Term Loans, together with any accrued but unpaid interest and fees thereon, for general corporate purposes, including to finance acquisitions that are permitted under the Credit Agreement, and to pay Amendment Transaction Costs.

(d) Notwithstanding anything herein (including Sections 2(a) and 2(c) hereof) or in the Credit Agreement to the contrary, (i) each Incremental Lender holding an Existing Initial Term Loan immediately prior to the Incremental Term Effective Date (each such Incremental Lender, an “Existing Lender”) shall be deemed to have made to the Borrower an Incremental Term Loan on the Incremental Term Effective Date in an amount (such Existing Lender’s “Cashless Roll Amount”) equal to the lesser of (A) the aggregate principal amount of the Existing Initial Term Loan held by such Existing Lender immediately prior to the Incremental Term Effective Date (such Existing Lender’s “Existing Term Loan Amount”) and (B) such Existing Lender’s Incremental Term Commitment; provided that if such Existing Lender’s Incremental Term Commitment exceeds such Existing Lender’s Existing Term Loan Amount, then such Existing Lender shall be required to make an Incremental Term Loan to the Borrower on the Incremental Term Effective Date in accordance with Section 2(a) hereof in an aggregate principal amount equal to such excess, and (ii) the Borrower shall be deemed to have prepaid, on the Incremental Term Effective Date, an amount of the Existing Initial Term Loan of each Existing Lender in an aggregate principal amount equal to the lesser of (A) such Existing Lender’s Existing Term Loan Amount and (B) such Existing Lender’s Incremental Term Commitment; provided that (1) if such Existing Lender’s Existing Term Loan Amount exceeds such Existing Lender’s Incremental Term Commitment, then the Borrower shall be required to prepay in full, on the Incremental Term Effective Date in accordance with Section 2(c) hereof, the outstanding principal amount of the Existing Initial Term Loan of such Existing Lender not deemed to be prepaid pursuant to this clause (ii) and (2) notwithstanding the operation of this clause (ii), the Borrower shall be required to pay to such Existing Lender, on the Incremental Term Effective Date, all accrued but unpaid interest fees on the outstanding principal amount of the Existing Initial Term Loans of such Existing Lender immediately prior to the Incremental Term Effective Date.

(e) The Incremental Term Loans shall have the terms set forth in the Credit Agreement, as amended hereby, for Initial Term Loans, and, unless the context shall otherwise require, as used in the Credit Agreement, the term “Initial Term Loan” shall be deemed to refer to Incremental Term Loans.

SECTION 3. Amendments to the Credit Agreement. Effective as of the Incremental Term Effective Date and immediately after the prepayment in full of the Existing Initial Term Loans, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“2016 Incremental Term Amendment” means the Incremental Amendment dated as of October 25, 2016, among the Borrower, the Lenders party thereto and the Administrative Agent.

“2016 Incremental Term Effective Date” means October 25, 2016, which was the “Incremental Term Effective Date” under and as defined in the 2016 Incremental Term Amendment.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depository institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided that if such rate shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement; provided further that, except for purposes of the calculation of Alternate Base Rate and NYFRB Rate, if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” shall mean the rate for a federal funds transaction quoted at 11:00 a.m., New York City time, on such day received by the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) The definition of the term “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing the last two rows of the table in such definition with the following:

Initial Term Loans	LIBOR Rate for Term Loans	Base Rate for Term Loans
	2.75%	1.75%

(c) The definition of the term “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following phrase in clause (d) of such definition immediately after the phrase “become the subject of a proceeding under any Debtor Relief Law”:

“or become the subject of a Bail-In Action”.

(d) The definition of the term “Federal Funds Rate” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety, all references to “Federal Funds Rate” in Section 1.01 Credit Agreement are hereby replaced by references to “NYFRB Rate” and all references to “Federal Funds Rate” in all other Sections of the Credit Agreement are hereby replaced by references to “Federal Funds Effective Rate”.

(e) Section 2.05(d) of the Credit Agreement is hereby amended by replacing the text “Closing Date” in such Section with the text “2016 Incremental Term Effective Date”.

(f) Section 2.07(a) of the Credit Agreement is hereby amended by replacing the text “June 2015” in such Section with the text “December 2016”.

(g) Section 10.07(a) of the Credit Agreement is hereby amended by deleting the text “(and any other attempted assignment or transfer by any party hereto shall be null and void)” from the first sentence of such Section.

(h) Article X is hereby amended to insert the following new Section 10.22 in the appropriate numerical order:

“SECTION 10.22. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(c) a reduction in full or in part or cancellation of any such liability;

(d) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(e) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”

SECTION 4. Conditions Precedent to Incremental Term Loans. The obligations of the Incremental Lenders to make the Incremental Term Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived by each of the Incremental Lenders then having an Incremental Term Commitment):

(a) The Administrative Agent (or, in the case of clause (ii) below, its counsel) shall have received (i) from the Borrower, at or prior to 1:00 p.m., New York City time, two (2) Business Days prior to the Incremental Term Effective Date, a Committed Loan Notice with respect to the Borrowing of the Incremental Term Loans pursuant to which the Borrower agrees that the provisions of Section 3.05 of the Credit Agreement shall apply to any failure by the Borrower to borrow the Incremental Term Loans on the Incremental Term Effective Date and (ii) from each party hereto, either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile or electronic transmission (including Adobe pdf file) of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b) The Administrative Agent shall have received an opinion from Hodgson Russ LLP New York counsel to the Loan Parties, substantially in the form of Exhibit B-1, and an opinion from Bradley Arant Boult Cummings LLP substantially in the form of Exhibit B-2.

(c) The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and any other Loan Documents to which such Loan Party is a party or is to be a party to be signed on or after the Incremental Term Effective Date.

(d) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Incremental Term Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(e) No Default shall exist or would result from the making of the Incremental Term Loans or from the application of the proceeds therefrom.

(f) All fees and expenses required to be paid hereunder (or under any other agreement entered into by the Administrative Agent, the Arranger, TPG Capital BD, LLC or any of their respective Affiliates) and invoiced at least three (3) Business Days prior to the Incremental Term Effective Date shall have been paid in full in cash.

(g) The Arranger shall have received on or prior to the Incremental Term Effective Date all documentation and other information reasonably requested in writing by them at least five Business Days prior to the Incremental Term Effective Date in order to allow the Arranger, the Agent and the Incremental Lenders to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(h) The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, certifying as to the solvency of the Borrower and the Subsidiaries on a consolidated basis after giving effect to the Amendment Transactions to occur on the Incremental Term Effective Date.

(i) The reaffirmation attached to this Amendment as Exhibit A has been duly authorized, executed and delivered by a duly authorized officer of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law.

(j) The Administrative Agent shall have received from the Borrower a completed Perfection Certificate dated as of the Incremental Term Effective Date, together will all attachments contemplated thereby.

The Request for Credit Extension under Section 4(a)(i) hereof shall be deemed to be a representation and warranty that the conditions specified in Sections 4(d) and 4(e) hereof have been satisfied on and as of the Incremental Term Effective Date.

SECTION 5. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and to each of the Lenders (including the Incremental Lenders) that:

(a) The Borrower has all corporate power and authority to execute, deliver and perform its obligations under this Amendment and to effect the Amendment Transactions.

(b) The Amendment Transactions to be entered into by the Borrower have been duly authorized by all necessary corporate action. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity and principles of good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law.

SECTION 6. Effectiveness; Amendments. This Amendment shall become effective as of the date first above written when the Administrative Agent shall have received counterparts of this Amendment (including via facsimile or electronic transmission (including Adobe pdf copy)) that, when taken together, bear the signatures of the Borrower, the Incremental Lenders set forth on Schedule 1 hereto and the Required Lenders. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and each Lender party hereto.

SECTION 7. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the L/C Issuer, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date this Amendment becomes effective, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute an “Incremental Amendment”, the Incremental Term Effective Date shall constitute an “Incremental Facility Closing Date”, each Incremental Term Loan shall constitute an “Initial Term Loan” and “Incremental Term Loan” and each Incremental Lender shall constitute a “Lender”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8. APPLICABLE LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed signature page to this Amendment by facsimile or electronic transmission (including Adobe pdf copy) shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 10. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment.

SECTION 11. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 12. Construction. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

SURGICAL CARE AFFILIATES, INC., as Borrower,

By:	/s/ Tom W. F. De Weerdt
	Name:	Tom W. F. De Weerdt
	Title:	Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., Individually and as Administrative Agent,

By:	/s/ Dawn Lee Lum
	Name:	Dawn Lee Lum
	Title:	Executive Director

SIGNATURE PAGE TO INCREMENTAL AMENDMENT, TO THE CREDIT AGREEMENT DATED AS OF MARCH 17, 2015, AMONG SURGICAL CARE AFFILIATES, INC., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER.

Name of Institution:

By
Name:
Title:

For Institutions requiring a second signature:

By
Name:
Title:

[Incremental Lender signature pages on file with the Administrative Agent]

SCHEDULE 1

Incremental Lenders

Incremental Term Commitments

Name	Incremental Term Commitment
ANTHEM, INC.
SUPERANNUATION FUNDS MANAGEMENT CORPORATION OF SOUTH AUSTRALIA
ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.
ARES INSTITUTIONAL LOAN FUND B.V.
ARES SENIOR LOAN TRUST
ARES XXIII CLO LTD.
ARES XXIV CLO LTD.
ARES XXIX CLO LTD.
ARES XXV CLO LTD.
ARES XXVI CLO LTD.
ARES XXVII CLO LTD.
ARES XXVIII CLO LTD
ARES XXXI CLO LTD.
ARES XXXII CLO LTD.
ARES XXXIII CLO LTD.
ARES XXXIV CLO LTD.
ARES XXXV CLO LTD.
ARES XXXVII CLO LTD.
ARES XXXVIII CLO LTD.
AVIVA STAFF PENSION SCHEME
COMMUNITY INSURANCE COMPANY
KAISER FOUNDATION HOSPITALS
KAISER PERMANENTE GROUP TRUST
LLOYDS BANK PENSION SCHEME NO.2
LLOYDS BANK PENSION SCHEME NO.1
ONTARIO PUBLIC SERVICE EMPLOYEES UNION PENSION PLAN TRUST FUND
RENAISSANCE FLOATING RATE INCOME FUND
SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND
ABR REINSURANCE LTD.
ACE EUROPEAN GROUP LIMITED
ACE PROPERTY & CASUALTY INSURANCE COMPANY
55 LOAN STRATEGY FUND SERIES 2 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST
BLACKROCK DEBT STRATEGIES FUND, INC.
BLACKROCK DEFINED OPPORTUNITY CREDIT TRUST
55 LOAN STRATEGY FUND SERIES 3 A SERIES

TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST
FIXED INCOME OPPORTUNITIES NERO, LLC
BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.
BLACKROCK FLOATING RATE INCOME TRUST
BLACKROCK FUNDS II, BLACKROCK FLOATING RATE INCOME PORTFOLIO
BLACKROCK FUNDS II, BLACKROCK MULTI-ASSET INCOME PORTFOLIO
BLACKROCK GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO
BLACKROCK GLOBAL LONG/SHORT CREDIT FUND OF BLACKROCK FUNDS
BLACKROCK LIMITED DURATION INCOME TRUST
BLACKROCK CREDIT STRATEGIES INCOME FUND OF BLACKROCK FUNDS II
BLACKROCK SENIOR FLOATING RATE PORTFOLIO
CONSUMER PROGRAM ADMINISTRATORS, INC
IRONSHORE INC.
JNL/BLACKROCK GLOBAL LONG SHORT CREDIT FUND
JPMBI RE BLACKROCK BANKLOAN FUND
MAGNETITE IX, LIMITED
MAGNETITE VI, LIMITED
MAGNETITE VII, LIMITED
MAGNETITE VIII, LIMITED
MAGNETITE XI, LIMITED
MAGNETITE XII, LTD.
MAGNETITE XIV, LIMITED
PERMANENS CAPITAL FLOATING RATE FUND LP
BLUEMOUNTAIN CLO 2015-1 LTD
CANYON CAPITAL CLO 2015-1, LTD.
CANYON CLO 2016-1, LTD.
CANYON CLO 2016-2, LTD.
CENT CLO 16, L.P.
CENT CLO 17 LIMITED
CENT CLO 18 LIMITED
CENT CLO 19 LIMITED
CENT CLO 20 LIMITED
CENT CLO 21 LIMITED
CENT CLO 22 LIMITED
CENT CLO 23 LIMITED
CENT CLO 24 LIMITED
COLUMBIA FLOATING RATE FUND, A SERIES OF COLUMBIA FUNDS SERIES TRUST II

ATRIUM IX
ATRIUM VIII
ATRIUM X
ATRIUM XI
BENTHAM WHOLESALE SYNDICATED LOAN FUND
CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM
CLOCKTOWER US SENIOR LOAN FUND, A SERIES TRUST OF MYL GLOBAL INVESTMENT TRUST
CREDIT SUISSE FLOATING RATE HIGH INCOME FUND
CREDIT SUISSE FLOATING RATE TRUST
CREDIT SUISSE SENIOR LOAN INVESTMENT UNIT TRUST
WESPATH FUNDS TRUST
GOOGLE IRELAND HOLDINGS
HYFI LOAN FUND
MADISON PARK FUNDING IX, LTD.
MADISON PARK FUNDING X, LTD.
MADISON PARK FUNDING XII, LTD.
MADISON PARK FUNDING XIV, LTD.
MADISON PARK FUNDING XV, LTD.
MADISON PARK FUNDING XVI, LTD.
MADISON PARK FUNDING XVII, LTD.
QUALCOMM GLOBAL TRADING PTE. LTD.
RAYTHEON MASTER PENSION TRUST
STATE OF NEW MEXICO STATE INVESTMENT COUNCIL
THE CITY OF NEW YORK GROUP TRUST
THE EATON CORPORATION MASTER RETIREMENT TRUST
APIDOS CLO IX
APIDOS CLO X
APIDOS CLO XI
APIDOS CLO XII
APIDOS CLO XIV
APIDOS CLO XIX
APIDOS CLO XV
APIDOS CLO XVI
APIDOS CLO XVII
APIDOS CLO XVIII
APIDOS CLO XX
CIFC FUNDING 2015-I, LTD.
CIFC FUNDING 2015-II, LTD.
DEUTSCHE FLOATING RATE FUND
EAST WEST BANK
FEDERATED BANK LOAN CORE FUND

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
FIRST TRUST SENIOR LOAN ETF (CAD-HEDGED)
FIRST TRUST SENIOR LOAN FUND
FIRST TRUST SHORT DURATION HIGH INCOME FUND
FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY HIGH INCOME CENTRAL FUND 2
FIDELITY SUMMER STREET TRUST: FIDELITY HIGH INCOME FUND
FIDELITY SUMMER STREET TRUST: FIDELITY SERIES HIGH INCOME FUND
GOLUB CAPITAL PARTNERS CLO 19(B), LTD.
GOLUB CAPITAL PARTNERS CLO 23(B), LTD.
GOLUB CAPITAL PARTNERS CLO 26(B), LTD.
BLACKSTONE / GSO SECURED TRUST LTD.
DELAWARE LIFE INSURANCE COMPANY
GSO SAKURA LOAN FUND 2015, A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST
STEWART PARK CLO, LTD.
TREMAN PARK CLO, LTD.
UNITED HEALTHCARE INSURANCE COMPANY
VICTORY FLOATING RATE FUND
THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
A VOCE CLO, LTD.
AMERICAN HOME ASSURANCE COMPANY
BETONY CLO, LTD.
BLUE HILL CLO, LTD.
BOC PENSION INVESTMENT FUND
DIVERSIFIED CREDIT PORTFOLIO LTD.
KAPITALFORENINGEN INVESTIN PRO, US LEVERAGED LOANS I
AMADABLUM US LEVERAGED LOAN FUND A SERIES TRUST OF GLOBAL MULTI PORTFOLIO INVESTMENT TRUST
INVESCO BANK LOAN FUND SERIES 2 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST
INVESCO BL FUND, LTD.
TRIMARK GLOBAL BALANCED CLASS
INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND
INVESCO FLOATING RATE FUND
INVESCO LEVERAGED LOAN FUND 2016 A SERIES TRUST OF GLOBAL MULTI PORTFOLIO

INVESTMENT TRUST
INVESCO LOAN FUND SERIES 3 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST
INVESCO POLARIS US BANK LOAN FUND
INVESCO SENIOR INCOME TRUST
INVESCO SENIOR LOAN FUND
INVESCO SSL FUND LLC
INVESCO ZODIAC FUNDS - INVESCO US SENIOR LOAN FUND
KAISER FOUNDATION HOSPITALS
KAISER PERMANENTE GROUP TRUST
LEXINGTON INSURANCE COMPANY
LIMEROCK CLO II, LTD.
LIMEROCK CLO III, LTD.
LINDE PENSION PLAN TRUST
MAREA CLO, LTD.
NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
NOMAD CLO, LTD.
NORTH END CLO, LTD
RECETTE CLO, LTD.
SENTRY INSURANCE A MUTUAL COMPANY
THE CITY OF NEW YORK GROUP TRUST
TRIMARK GLOBAL BALANCED FUND
WASATCH CLO LTD
INVESCO FLOATING RATE INCOME FUND
KVK CLO 2013-1, LTD
KVK CLO 2014-2 LTD.
KVK CLO 2015-1 LTD.
LCM X LIMITED PARTNERSHIP
LCM XI LIMITED PARTNERSHIP
LCM XII LIMITED PARTNERSHIP
LCM XIII LIMITED PARTNERSHIP
LCM XIV LIMITED PARTNERSHIP
LCM XV LIMITED PARTNERSHIP
LCM XVI LIMITED PARTNERSHIP
LCM XVII LIMITED PARTNERSHIP
LCM XVIII LIMITED PARTNERSHIP
STICHTING BEDRIJFSTAKPENSIOENFONDS VOOR HET BEROEPSVERVOER OVER DE WEG (LP-BL-VBL)
LORD ABBETT BANK LOAN TRUST
LORD ABBETT INVESTMENT TRUST- LORD ABBETT FLOATING RATE FUND
NATIONAL ELECTRICAL BENEFIT FUND
DUNHAM FLOATING RATE BOND FUND
SUNAMERICA INCOME FUNDS - SUNAMERICA FLEXIBLE CREDIT FUND

VIRTUS SENIOR FLOATING RATE FUND
INDIANA PUBLIC RETIREMENT SYSTEM
OAKTREE EIF II SERIES B1, LTD.
OZLM XII, LTD.
OZLM XIII, LTD.
PINNACLE BANK
JNL/PPM AMERICA FLOATING RATE INCOME FUND, A SERIES OF THE JNL SERIES TRUST
BENEFIT STREET PARTNERS CLO VI, LTD.
PUTNAM FLOATING RATE INCOME FUND
STATE STREET BANK AND TRUST COMPANY
JOHN HANCOCK FUNDS II SHORT DURATION CREDIT OPPORTUNITIES FUND
STONE HARBOR COLLECTIVE INVESTMENT TRUST - STONE HARBOR BANK LOAN COLLECTIVE FUND
STONE HARBOR GLOBAL FUNDS PLC. - STONE HARBOR LEVERAGED LOAN PORTFOLIO
STONE HARBOR LEVERAGED LOAN FUND LLC
SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH
NUVEEN SYMPHONY FLOATING RATE INCOME FUND
SYMPHONY CLO XII, LTD
SYMPHONY CLO XIV, LTD
LOCKWOOD GROVE CLO, LTD.
NELDER GROVE CLO, LTD.
TUOLUMNE GROVE CLO, LTD
TICP CLO I, LTD.
TICP CLO II, LTD.
TICP CLO III, LTD.
TICP CLO IV, LTD
TICP CLO V 2016-1, LTD.
AXIS SPECIALTY LIMITED
CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM
NN (L) FLEX – SENIOR LOANS SELECT
NN (L) FLEX- SENIOR LOANS
ISL LOAN TRUST
MEDTRONIC HOLDING SWITZERLAND GMBH
NEW MEXICO STATE INVESTMENT COUNCIL
VOYA INVESTMENT TRUST CO. PLAN FOR COMMON TRUST FUNDS - VOYA SENIOR LOAN COMMON TRUST FUND
VOYA INVESTMENT TRUST CO. PLAN FOR EMPLOYEE BENEFIT INVESTMENT FUNDS - VOYA SENIOR LOAN TRUST FUND
CITY OF NEW YORK GROUP TRUST

CSAA INSURANCE EXCHANGE
MT. WHITNEY SECURITIES, LLC
FLOATING RATE LOAN FUND, A SERIES OF 525 MARKET STREET FUND, LLC
WELLS FARGO BANK, N.A.
WESTERN ALLIANCE BANK
YORK CLO 1 LTD
ZAIS CLO 2, LIMITED
JPMORGAN CHASE BANK, N.A.

TOTAL:	$643,250,000.00

Exhibit A

Reaffirmation

Each of the undersigned Guarantors hereby consents to the Incremental Amendment to which this Exhibit A is attached (the “Amendment”) and the transactions contemplated thereby (capitalized terms used in this Reaffirmation but not otherwise defined shall have the meanings assigned to such terms in the Amendment or in the Credit Agreement referred to therein). The Borrower and each of the undersigned Guarantors further (a) affirms and confirms its respective guarantees, pledges, grants of security interests and other obligations under the Credit Agreement and each of the other Loan Documents to which it is a party, in respect of, and to secure, the Obligations of the Borrower, including, without limitation, the Revolving Credit Loans and the Incremental Term Loans and (b) agrees that, notwithstanding the effectiveness of the Amendment and the transactions contemplated thereby, the Loan Documents to which it is a party, and such guarantees, pledges, grants of security interests and other obligations thereunder, shall continue to be in full force and effect in accordance with the terms thereof.

[Signature pages follow]

SURGICAL CARE AFFILIATES, INC.,

By:	/s/ Tom W. F. De Weerdt
	Name:	Tom W. F. De Weerdt
	Title:	Executive Vice President and
Chief Financial Officer

SURGICAL CARE AFFILIATES, LLC,

By:	/s/ Richard L. Sharff, Jr.
	Name:	Richard L. Sharff, Jr.
	Title:	Executive Vice President, General Counsel and Corporate Secretary

ASC NETWORK, LLC,
NATIONAL SURGERY CENTERS, LLC,
SC AFFILIATES, LLC,
SCA SURGERY HOLDINGS, LLC,
SUNSURGERY, LLC,
SURGERY CENTER HOLDING, LLC,
SURGERY CENTERS-WEST HOLDINGS, LLC,
SURGICAL HEALTH, LLC,

By:	Surgical Care Affiliates, LLC, as Sole Member

/s/ Richard L. Sharff, Jr.
	Name:	Richard L. Sharff, Jr.
	Title:	Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to Reaffirmation]

EXHIBIT B-1

[Form of Opinion of Hodgson Russ LLP]

EXHIBIT B-2

[Form of Opinion of Bradley Arant Boult Cummings LLP]